EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended January 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Myron Levy, Vice Chairman of the Board and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       Date:    March 10, 2006

                                       By:      \S\  Myron Levy
                                                ------------------------------
                                       Name:    Myron Levy
                                       Title:   Vice Chairman of the Board and
                                                Chief Executive Officer



                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Herley Industries, Inc. (the "Company") on Form 10-Q for the quarter ended January 29, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anello C. Garefino, Acting Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) Such Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       Date:    March 10, 2006

                                       By:      \S\ Anello C. Garefino
                                                ------------------------------
                                       Name:     Anello C. Garefino
                                       Title:   Acting Chief Executive Officer